                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-1



Original Principal Balance                                        240,000,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      66,471,919.29                  276.966330

              Principal Amount of Notes as of Current Distribution Date                    11,016,547.12                   45.902280

                                         Pool Factor                                            0.045902

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             55,455,372.17                                       231.064051
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                    55,455,372.17                                       231.064051

              Principal Distribution Amount                           55,455,372.17                                       231.064051
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                  64,632.86                                         0.269304
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                         64,632.86                                         0.269304

              Interest Distribution Amount                                64,632.86                                         0.269304
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-2



Original Principal Balance                                        515,000,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     515,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   515,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 871,208.33                                         1.691667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        871,208.33                                         1.691667

              Interest Distribution Amount                               871,208.33                                         1.691667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-3




Original Principal Balance                                       210,000,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     210,000,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   210,000,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 498,750.00                                         2.375000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        498,750.00                                         2.375000

              Interest Distribution Amount                               498,750.00                                         2.375000
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class A-4



Original Principal Balance                                       343,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     343,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                   343,750,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,014,062.50                                         2.950000
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                      1,014,062.50                                         2.950000

              Interest Distribution Amount                             1,014,062.50                                         2.950000
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class B-1



Original Principal Balance                                         56,250,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      56,250,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    56,250,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 143,906.25                                         2.558333
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        143,906.25                                         2.558333

              Interest Distribution Amount                               143,906.25                                         2.558333
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class C-1



Original Principal Balance                                         63,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    63,750,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 170,000.00                                         2.666667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        170,000.00                                         2.666667

              Interest Distribution Amount                               170,000.00                                         2.666667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================

                        WFS FINANCIAL 2004-2 OWNER TRUST

                          Statement to Securityholders
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 20, 2004
                                    Class D-1



Original Principal Balance                                         48,750,000.00



                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS                  BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      48,750,000.00                 1000.000000

              Principal Amount of Notes as of Current Distribution Date                    48,750,000.00                 1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                         0.000000
              Plus: Prior Principal Carryover                                  0.00                                         0.000000
                                                                   ----------------
              Total Principal Distributable Amount                             0.00                                         0.000000

              Principal Distribution Amount                                    0.00                                         0.000000
                                                                   ----------------

              Current Principal Carryover                                                           0.00                    0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 153,156.25                                         3.141667
              Plus: Prior Interest Carryover                                   0.00                                         0.000000
                                                                   ----------------
              Total Interest Distributable Amount                        153,156.25                                         3.141667

              Interest Distribution Amount                               153,156.25                                         3.141667
                                                                   ----------------

              Current Interest Carryover                                                            0.00                    0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                                ORIG PRIN BAL
              Aggregate Principal Balance                          1,303,694,296.40

              Overcollateralization Amount                            55,177,749.28

              Servicing Fee                                            1,408,480.00                                         0.938987

              Spread Account                                          13,036,942.96
              Net Change in Spread Account                              (484,468.98)

              Net Collections                                         59,282,073.89

              Aggregate Principal Balance of Delinquent Contracts      4,471,249.08

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   ----------------
              Certificate Distributable Amount                                    -
                                                                   ================